Matters submitted to a vote of security holders


 Liberty Florida Tax Exempt Fund

(a) On December 27, 2000, a Special Meetings of Shareholders of Liberty Florida Tax Exempt Fund (Fund) was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 5,954,325.6990 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b). To elect eleven Trustees of the Fund for the term referenced in the proxy statement:
                                For                                Withheld

Douglas Hacker              4,211,766.7760                       119,683.1120
Janet Langford Kelly        4,215,350.2740                       116,099.6140
Richard W. Lowry            4,212,571.6640                       118,878.2240
Salvatore Macera            4,211,766.7760                       119,683.1120
William E. Mayer            4,211,766.7760                       119,683.1120
Charles R. Nelson           4,215,350.2740                       116,099.6140
John J. Neuhauser           4,212,571.6640                       118,878.2240
Joseph R. Palombo           4,211,766.7760                       119,683.1120
Thomas E. Stitzel           4,211,766.7760                       119,683.1120
Thomas C. Theobald          4,208,988.1660                       122,461.7220
Anne-Lee Verville           4,215,350.2740                       116,099.6140


(c) To approve an Agreement and Plan of Reorganization for Liberty Tax Exempt Fund to acquire Liberty Florida Tax Exempt Fund.

      For:                      3,311,167.1120    shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
      Against:                    339,601.6180    shares of beneficial interest
      Abstain:                    216,115.6660    shares of beneficial interest
       Delivered Not Voted:       582,229.0000

(d) not applicable

(proxy statements incorporated herein by reference to Accession numbers 0000021832-00-000349 and 0000021832-00-000319)

Matters submitted to a vote of security holders cont'd

Liberty Michigan Tax Exempt Fund

(a) On December 27, 2000, a Special Meetings of Shareholders of Liberty Michigan Tax Exempt Fund (Fund) was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 5,603,969.6850 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b). To elect eleven Trustees of the Fund for the term referenced in the proxy statement:
                             For                              Withheld

Douglas Hacker           3,501,230.8240                      194,878.0610
Janet Langford Kelly     3,508,030.9270                      188,077.9580
Richard W. Lowry         3,501,230.8240                      194,878.0610
Salvatore Macera         3,508,030.9270                      188,077.9580
William E. Mayer         3,508,030.9270                      188,077.9580
Charles R. Nelson        3,508,030.9270                      188,077.9580
John J. Neuhauser        3,508,030.9270                      188,077.9580
Joseph R. Palombo        3,508,030.9270                      188,077.9580
Thomas E. Stitzel        3,508,030.9270                      188,077.9580
Thomas C. Theobald       3,508,030.9270                      188,077.9580
Anne-Lee Verville        3,508,030.9270                      188,077.9580

(c) To approve an Agreement and Plan of Reorganization for Liberty Tax Exempt Fund to acquire Liberty Michigan Tax Exempt Fund.

      For:                 3,617,454.2490         shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
      Against:               261,337.9340         shares of beneficial interest
      Abstain:               272,055.5970         shares of beneficial interest
       Delivered Not Voted:  752,027.0000

(d) not applicable

(proxy statements incorporated herein by reference to Accession numbers 0000021832-00-000349 and 0000021832-00-000319)


Matters submitted to a vote of security holders cont'd

Liberty Minnesota Tax Exempt Fund

(a) On December 27, 2000, Special Meetings of Shareholders of Liberty Minnesota Tax Exempt Fund (Fund) was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the Agreement and Plan of Reorganization did not pass and the Meeting was adjourned until January 25, 2001. On September 29, 2000, the record date for the Meeting, the Fund had 5,858,629.0910 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b). To elect eleven Trustees of the Fund for the term referenced in the proxy statement:
                                For                                   Withheld

Douglas Hacker              3,976,322.8620                         77,902.6570
Janet Langford Kelly        3,973,152.0470                         81,073.4720
Richard W. Lowry            3,976,322.8620                         77,902.6570
Salvatore Macera            3,973,152.0470                         81,073.4720
William E. Mayer            3,976,322.8620                         77,902.6570
Charles R. Nelson           3,977,700.9860                         76,524.5330
John J. Neuhauser           3,977,700.9860                         76,524.5330
Joseph R. Palombo           3,976,322.8620                         77,902.6570
Thomas E. Stitzel           3,977,700.9860                         76,524.5330
Thomas C. Theobald          3,976,322.8620                         77,902.6570
Anne-Lee Verville           3,977,700.9860                         76,524.5330


 (c) To approve an Agreement and Plan of Reorganization for Liberty Tax Exempt Fund to acquire Liberty Minnesota Tax Exempt Fund.

      For:                     4,402,379.6530     shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
      Against:                   273,634.5790     shares of beneficial interest
      Abstain:                   199,858.6840     shares of beneficial interest
       Delivered Not Voted:      730,587.0000

(d) not applicable

(proxy statements incorporated herein by reference to Accession numbers 0000021832-00-000349 and 0000021832-00-000319)


Matters submitted to a vote of security holders cont'd

Liberty North Carolina Tax Exempt Fund

(a) On December 27, 2000, a Special Meetings of Shareholders of Liberty North Carolina Tax Exempt Fund (Fund) was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. On September 29, 2000, the record date for the Meeting, the Fund had 4,136,358.2240 outstanding shares of beneficial interest. The votes cast at each Meeting were as follows:

(b). To elect eleven Trustees of the Fund for the term referenced in the proxy statement:
                                    For                              Withheld

Douglas Hacker                3,673,315.8090                       11,168.0000
Janet Langford Kelly          3,673,315.8090                       11,168.0000
Richard W. Lowry              3,673,315.8090                       11,168.0000
Salvatore Macera              3,673,315.8090                       11,168.0000
William E. Mayer              3,673,315.8090                       11,168.0000
Charles R. Nelson             3,673,315.8090                       11,168.0000
John J. Neuhauser             3,673,315.8090                       11,168.0000
Joseph R. Palombo             3,673,315.8090                       11,168.0000
Thomas E. Stitzel             3,673,315.8090                       11,168.0000
Thomas C. Theobald            3,673,315.8090                       11,168.0000
Anne-Lee Verville             3,673,315.8090                       11,168.0000

(c) To approve an Agreement and Plan of Reorganization for Liberty Tax-Exempt Fund to acquire Liberty North Carolina Tax-Exempt Fund.

      For:                      2,207,854.0210  shares of beneficial
                                                interest being a majority
                                                of the shares represented
                                                at the Meeting
       Against:                    24,428.4950  shares of beneficial interest

      Abstain:                     60,342.2670  shares of beneficial interest
      Delivered not Voted:      1,386,120.0000

(d) not applicable

(proxy statements incorporated herein by reference to Accession numbers 0000021832-00-000349 and 0000021832-00-000319)